TRADE ACCOUNTS RECEIVABLE, NET - Summary of Changes in Allowance For Doubtful Accounts (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2023	Dec. 31, 2022	Dec. 31, 2021
Allowance for Doubtful Accounts Receivable [Roll Forward]
Allowance for doubtful accounts balance, beginning balance	$ 447	$ 297	$ 165
Additions charged to income	422	447	297
Deductions credited to trade receivables	(447)	(297)	(165)
Allowance for doubtful accounts balance, ending balance	$ 422	$ 447	$ 297